UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material under Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4), and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

NEW YORK COMMUNITY BANCORP, INC.

C/O COMPUTERSHARE
480 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310

V38566-P05558-Z86957

Your **Vote** Counts!

NEW YORK COMMUNITY BANCORP, INC.

2024 Annual Meeting
Vote by June 4, 2024 11:59 PM EDT. For shares held in a Plan, vote by May 28, 2024 11:59 PM EDT.



You invested in NEW YORK COMMUNITY BANCORP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 5, 2024.**

Get informed before you vote

View the Notice of Meeting and Proxy Statement and the Annual Report to Shareholders, including the 2023 Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 5, 2024
10:00 A.M. EDT

Virtually at:
www.virtualshareholdermeeting.com/NYCB2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Milton Berlinski	For
1b.	Alan Frank	For
1c.	Jennifer R. Whip	For
2.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. in the fiscal year ending December 31, 2024.	For
3.	An advisory vote to approve compensation for our executive officers disclosed in the accompanying Proxy Statement.	For
4.	A proposal to amend the Amended and Restated Certificate of Incorporation of the Company to increase (a) the total number of shares of stock of all classes that the Company has authority to issue from 905,000,000 to 2,005,000,000 and (b) the number of authorized shares of common stock, par value $0.01 per share, of the Company from 900,000,000 to 2,000,000,000.	For
5.	A proposal to amend the Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock by a ratio of 1-3, with such action to be effected at such time and date as determined by the Board of Directors of the Company within one year after the conclusion of the 2024 Annual Meeting of Shareholders of the Company, and a corresponding reduction in the total number of shares of Common Stock that the Company is authorized to issue under the Amended and Restated Certificate of Incorporation.	For
6.	A proposal to waive the application of Article Fourth, Section C, Clauses 1 and 4 of the Amended and Restated Certificate of Incorporation with respect to affiliates of funds managed by Liberty 77 Capital L.P. and affiliates of funds managed by Reverence Capital Partners L.P., but not any other shareholders of the Company, which provision prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of Common Stock from voting any such shares in excess of such 10% threshold.	For
7.	A proposal to approve the issuance of shares of Company Common Stock in connection with the March 2024 capital raise pursuant to New York Stock Exchange listing rules.	For
8.	Approval of proposed amendments to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan.	For
9.	A proposal to amend the Amended and Restated Certificate of Incorporation and Bylaws of the Company to eliminate the supermajority voting requirements.	For
10.	A shareholder proposal on Simple Majority Vote.	Against
11.	An adjournment proposal, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposals 4, 6 and 7.	For

NOTE: If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the proxy will be voted by the proxies in their best judgment.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V38567-P05558-Z86957

From: SPECIMEN <id@proxyvote.com> Sent: Thursday, April 25, 2024 12:34 PM To: Krause, Dominique Subject: #NYCB24PXY# NEW YORK COMMUNITY BANCORP, INC. Annual Meeting %P11953_ 0_0123456789012345_0000001% NEW YORK COMMUNITY BANCORP, INC. 2024 Annual Meeting Be the vote that counts. New York Community BancorpInc; June 5, 2024

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Important Information For holders as of April 12, 2024 Vote Common Shares by: June 4, 2024 Control Number: 0123456789012345 Vote Plan Shares by: May 28, 2024 Dear New York Community Bancorp, Inc. Shareholder: The proxy materials for the New York Community Bancorp, Inc. (the “Company”) 2024 Annual Meeting of Shareholders are now available. This e-mail provides the information you need to view these materials online, cast your vote over the Internet, and (if desired) request a copy of the meeting materials. New York Community Bancorp, Inc.’s Board of Directors unanimously recommends that the Company’s shareholders vote “FOR” all three nominees for the election of director, “FOR” ratification of KPMG LLP as the Company’s independent auditor, “FOR” an advisory vote to approve compensation for the executive officers, “FOR” a proposal to amend the Amended and Restated Certificate of Incorporation of the Company (the “COI”) to increase (a) the total number of shares of stock of all classes that the Company has authority to issue from 905,000,000 to 2,005,000,000 and (b) the number of authorized shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) from 900,000,000 to 2,000,000,000; “FOR” a proposal to amend the COI to effect a reverse stock split of the Common Stock by a ratio of 1-3, with such action to be effected at such time and date as determined by the Board of Directors of the

Company within one year after the conclusion of the 2024 Annual Meeting of Shareholders of the Company, and a corresponding reduction in the total number of shares of Common Stock that the Company is authorized to issue under the COI; “FOR” a proposal to waive the application of Article Fourth, Section C, Clauses 1 and 4 of the COI with respect to affiliates of funds managed by Liberty 77 Capital L.P. (the “Liberty Investors”) and affiliates of funds managed by Reverence Capital Partners, L.P. (the “Reverence Investors”), but not any other shareholders of the Company, which provision prohibits any person who beneficially owns, directly or indirectly, more than 10% of the then-outstanding shares of Common Stock from voting any such shares in excess of such 10% threshold; “FOR” a proposal to approve the issuance of shares of Common Stock in connection with the March 2024 capital raise pursuant to New York Stock Exchange (“NYSE”) listing rules; “FOR” a proposed amendment to the New York Community Bancorp, Inc. 2020 Omnibus Incentive Plan; “FOR” a proposal to amend the Amended and Restated Certificate of Incorporation and Bylaws of the Company to eliminate the supermajority voting requirements contained in each; “AGAINST” a shareholder proposal on Simple Majority Vote; and “FOR” an adjournment proposal, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposals 4, 6 and 7. Your vote is very important. We urge you to take a moment now to follow the instructions provided in this e-mail and cast your vote. To view the Annual Meeting Materials, please go to the Internet site specified below. This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000

©2024 Broadridge Financial Solutions Inc. Proxy p 0’ Box1310’ Brentwood, NY 11717 vote ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement